Exhibit 10.18

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of April 25, 2011, between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”), and WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company (“Purchaser”).

WITNESSETH:

WHEREAS, by Purchase and Sale Agreement with an effective date of April 5, 2011 (the “Agreement”), Seller agreed to sell and Purchaser agreed to purchase those certain parcels of land located at 7668 and 7624 Warren Parkway, Frisco, Collin County, Texas, upon the terms and conditions set forth in the Agreement.

WHEREAS, Seller and Purchaser now desire to amend the Agreement to set forth certain additional understandings, as more particularly described below.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.      Definitions.  Unless specifically defined herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Agreement. The recitals to this Amendment are hereby incorporated into and made a part of this Amendment.

2.      Amendment.  Section 4.6 of the Agreement is hereby amended by replacing each occurrence therein of the phrase “April 27, 2011” with the phrase “May 17, 2011.”

3.      Ratification.  Except as expressly amended hereby, the Agreement is hereby ratified and confirmed and remains in full force and effect. In the event of any inconsistency between the terms of the Agreement and this Amendment, the terms of this Amendment shall in all cases govern.

4.      Successors and Assigns.  This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

5.      Entire Agreement.  This Amendment, together with the Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter thereof and their rights and obligations relating thereto and the amendments effected hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Amendment and the Agreement may be modified only by a written instrument duly executed by the parties hereto.

6.      Governing Law.  This Amendment shall be construed and enforced in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

7.      Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument. This Amendment may be executed and delivered electronically or by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

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IN WITNESS WHEREOF, Seller and Purchaser have executed or caused this Amendment to be executed on their behalf by their duly authorized representatives as of the date first above written.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

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PURCHASER:

WELLS CORE REIT - 7624/7668 WARREN, LLC, a Delaware limited liability company

By:	Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

		By:	/s/ Douglas P. Williams
			Name:	Douglas P. Williams
			Title:	Executive Vice President

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